UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2004

SLM FUNDING LLC

formerly known as SALLIE MAE FUNDING CORPORATION and SLM FUNDING CORPORATION
(Exact name of registrant as specified in its charter)
Originator of

the Sallie Mae Student Loan Trust 1996-1,	the SLM Student Loan Trust 2002-3,
the SLM Student Loan Trust 1996-2,	the SLM Student Loan Trust 2002-4,
the SLM Student Loan Trust 1996-3,	the SLM Student Loan Trust 2002-5,
the SLM Student Loan Trust 1996-4,	the SLM Student Loan Trust 2002-6,
the SLM Student Loan Trust 1997-1,	the SLM Student Loan Trust 2002-7,
the SLM Student Loan Trust 1997-2,	the SLM Student Loan Trust 2002-8,
the SLM Student Loan Trust 1997-3,	the SLM Student Loan Trust 2003-1,
the SLM Student Loan Trust 1997-4,	the SLM Student Loan Trust 2003-2,
the SLM Student Loan Trust 1998-1,	the SLM Student Loan Trust 2003-3,
the SLM Student Loan Trust 1998-2,	the SLM Student Loan Trust 2003-4,
the SLM Student Loan Trust 1999-1,	the SLM Student Loan Trust 2003-5,
the SLM Student Loan Trust 1999-2,	the SLM Student Loan Trust 2003-6,
the SLM Student Loan Trust 1999-3,	the SLM Student Loan Trust 2003-7,
the SLM Student Loan Trust 2000-1,	the SLM Student Loan Trust 2003-8;
the SLM Student Loan Trust 2000-2,	the SLM Student Loan Trust 2003-9;
the SLM Student Loan Trust 2000-3,	the SLM Student Loan Trust 2003-11;
the SLM Student Loan Trust 2000-4,	the SLM Student Loan Trust 2003-12;
the SLM Student Loan Trust 2001-1,	the SLM Student Loan Trust 2003-14;
the SLM Student Loan Trust 2001-2,	the SLM Student Loan Trust 2004-1;
the SLM Student Loan Trust 2001-3,	the SLM Student Loan Trust 2004-2;
the SLM Student Loan Trust 2001-4,	the SLM Student Loan Trust 2004-3;
the SLM Student Loan Trust 2002-1,	the SLM Student Loan Trust 2004-4;
the SLM Student Loan Trust 2002-2,	the SLM Student Loan Trust 2004-5; and
the SLM Student Loan Trust 2004-6

Delaware	33-95474/333-2502/333-24949/333-30392/333-44465/333-68660/333-97247/333-104887	52-0974271

(State or other	(Commission File Numbers)	(I.R.S. employer
Jurisdiction of		Identification No.)
Incorporation)

11600 Sallie Mae Drive /
MDC V1764
Reston, Virginia 20193

_____________

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 810-7585

Exhibit Index appears on Page 3

Item 5. OTHER EVENTS

         On July 26, 2004,

  •
  the Sallie Mae Student Loan Trust 1996-1 made its thirty-fourth,

  •
  the SLM Student Loan Trust 1996-2 made its thirty-third,

  •
  the SLM Student Loan Trust 1996-3 made its thirty-second,

  •
  the SLM Student Loan Trust 1996-4 made its thirty-first,

  •
  the SLM Student Loan Trust 1997-1 made its thirtieth,

  •
  the SLM Student Loan Trust 1997-2 made its twenty-ninth,

  •
  the SLM Student Loan Trust 1997-3 made its twenty-eight,

  •
  the SLM Student Loan Trust 1997-4 made its twenty-sixth,

  •
  the SLM Student Loan Trust 1998-1 and the SLM Student Loan Trust 1998-2 made their twenty-fourth,

  •
  the SLM Student Loan Trust 1999-1 and the SLM Student Loan Trust 1999-2 made their twenith,

  •
  the SLM Student Loan Trust 1999-3 made its nineteenth,

  •
  the SLM Student Loan Trust 2000-1 and the SLM Student Loan Trust 2000-2 made their seventeeth,

  •
  the SLM Student Loan Trust 2000-3 and the SLM Student Loan Trust 2000-4 made their sixteenth,

  •
  the SLM Student Loan Trust 2001-1 made its fourteenth,

  •
  the SLM Student Loan Trust 2001-2 made its thirteenth,

  •
  the SLM Student Loan Trust 2001-3 made its twelth,

  •
  the SLM Student Loan Trust 2001-4 made its eleventh,

  •
  and the SLM Student Loan Trust 2002-1 and SLM Student Loan Trust 2002-2 made their tenth,

  •
  the SLM Student Loan Trust 2002-3 made its ninth,

  •
  the SLM Student Loan Trust 2003-14, the SLM Student Loan Trust 2004-1 and the SLM Student Loan Trust 2004-2 made their second, and

  •
  the SLM Student Loan Trust 2004-3 and the SLM Student Loan Trust 2004-4 made their first regular quarterly distribution of funds to holders of their respective Floating Rate Student Loan-Backed Notes and/or their respective Floating Rate Student Loan-Backed Certificates. Each trust also distributed its respective Quarterly Servicing Reports dated as of June 30, 2004, to its Certificateholders, where applicable, and Noteholders of record.

        The Registrant is filing the Quarterly Servicing Reports reflecting each Trust's activities for the period ended June 30, 2004, as an Exhibit to this Form 8-K.

Exhibit Index appears on Page 3

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

INDEX TO EXHIBIT

Exhibit Number	Exhibit
19.1	Quarterly Servicing Report for the Sallie Mae Student Loan Trust 1996-1
19.2	Quarterly Servicing Report for the SLM Student Loan Trust 1996-2
19.3	Quarterly Servicing Report for the SLM Student Loan Trust 1996-3
19.4	Quarterly Servicing Report for the SLM Student Loan Trust 1996-4
19.5	Quarterly Servicing Report for the SLM Student Loan Trust 1997-1
19.6	Quarterly Servicing Report for the SLM Student Loan Trust 1997-2
19.7	Quarterly Servicing Report for the SLM Student Loan Trust 1997-3
19.8	Quarterly Servicing Report for the SLM Student Loan Trust 1997-4
19.9	Quarterly Servicing Report for the SLM Student Loan Trust 1998-1
19.10	Quarterly Servicing Report for the SLM Student Loan Trust 1998-2
19.11	Quarterly Servicing Report for the SLM Student Loan Trust 1999-1
19.12	Quarterly Servicing Report for the SLM Student Loan Trust 1999-2
19.13	Quarterly Servicing Report for the SLM Student Loan Trust 1999-3
19.14	Quarterly Servicing Report for the SLM Student Loan Trust 2000-1
19.15	Quarterly Servicing Report for the SLM Student Loan Trust 2000-2
19.16	Quarterly Servicing Report for the SLM Student Loan Trust 2000-3
19.17	Quarterly Servicing Report for the SLM Student Loan Trust 2000-4
19.18	Quarterly Servicing Report for the SLM Student Loan Trust 2001-1
19.19	Quarterly Servicing Report for the SLM Student Loan Trust 2001-2
19.20	Quarterly Servicing Report for the SLM Student Loan Trust 2001-3
19.21	Quarterly Servicing Report for the SLM Student Loan Trust 2001-4
19.22	Quarterly Servicing Report for the SLM Student Loan Trust 2002-1
19.23	Quarterly Servicing Report for the SLM Student Loan Trust 2002-2
19.24	Quarterly Servicing Report for the SLM Student Loan Trust 2002-3
19.25	Quarterly Servicing Report for the SLM Student Loan Trust 2003-14
19.26	Quarterly Servicing Report for the SLM Student Loan Trust 2004-1
19.27	Quarterly Servicing Report for the SLM Student Loan Trust 2004-2
19.28	Quarterly Servicing Report for the SLM Student Loan Trust 2004-3
19.29	Quarterly Servicing Report for the SLM Student Loan Trust 2004-4

Exhibit Index appears on Page 3

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2004

SLM FUNDING LLC

By:	/s/ MARK L. HELEEN Name: Mark L. Heleen Title: Vice President

Exhibit Index appears on Page 3

INDEX TO EXHIBIT

Exhibit Number	Exhibit
19.1	Quarterly Servicing Report for the Sallie Mae Student Loan Trust 1996-1
19.2	Quarterly Servicing Report for the SLM Student Loan Trust 1996-2
19.3	Quarterly Servicing Report for the SLM Student Loan Trust 1996-3
19.4	Quarterly Servicing Report for the SLM Student Loan Trust 1996-4
19.5	Quarterly Servicing Report for the SLM Student Loan Trust 1997-1
19.6	Quarterly Servicing Report for the SLM Student Loan Trust 1997-2
19.7	Quarterly Servicing Report for the SLM Student Loan Trust 1997-3
19.8	Quarterly Servicing Report for the SLM Student Loan Trust 1997-4
19.9	Quarterly Servicing Report for the SLM Student Loan Trust 1998-1
19.10	Quarterly Servicing Report for the SLM Student Loan Trust 1998-2
19.11	Quarterly Servicing Report for the SLM Student Loan Trust 1999-1
19.12	Quarterly Servicing Report for the SLM Student Loan Trust 1999-2
19.13	Quarterly Servicing Report for the SLM Student Loan Trust 1999-3
19.14	Quarterly Servicing Report for the SLM Student Loan Trust 2000-1
19.15	Quarterly Servicing Report for the SLM Student Loan Trust 2000-2
19.16	Quarterly Servicing Report for the SLM Student Loan Trust 2000-3
19.17	Quarterly Servicing Report for the SLM Student Loan Trust 2000-4
19.18	Quarterly Servicing Report for the SLM Student Loan Trust 2001-1
19.19	Quarterly Servicing Report for the SLM Student Loan Trust 2001-2
19.20	Quarterly Servicing Report for the SLM Student Loan Trust 2001-3
19.21	Quarterly Servicing Report for the SLM Student Loan Trust 2001-4
19.22	Quarterly Servicing Report for the SLM Student Loan Trust 2002-1
19.23	Quarterly Servicing Report for the SLM Student Loan Trust 2002-2
19.24	Quarterly Servicing Report for the SLM Student Loan Trust 2002-3
19.25	Quarterly Servicing Report for the SLM Student Loan Trust 2003-14
19.26	Quarterly Servicing Report for the SLM Student Loan Trust 2004-1
19.27	Quarterly Servicing Report for the SLM Student Loan Trust 2004-2
19.28	Quarterly Servicing Report for the SLM Student Loan Trust 2004-3
19.29	Quarterly Servicing Report for the SLM Student Loan Trust 2004-4

Exhibit Index appears on Page 3